Investment Projects	12 Months Ended
Dec. 31, 2020
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Investment Projects
37. INVESTMENT PROJECTS
At the Board Meeting held on July 21, 2017, the Board of Directors of the Group approved the offer of Sinoma International Engineering Co. Ltd. (“Sinoma”) for the construction of a new cement plant with a production capacity of 5,800 tons per day of clinker. The offer included engineering, provision and shipment of all the equipment that will make up the plant, and the onsite construction and assembly works.
Phase I of the basic engineering and soil studies started in August 2017 and was completed during the last quarter of 2017. In 2018, phase 2 of this project was started, which included the civil works of the plant and the supply of equipment. During 2020 and 2019, payments were made in the framework of a project for 8,104 and 11,863 million for acquisitions of property, plant and equipment and advance payments, respectively. As a result of the
COVID-19
pandemic and in accordance with the social, preventive and compulsory isolation ordered by the Argentine government, the construction process was suspended for about one month. At the end of this fiscal year, all the main equipment and imported material were received at the plant, the civil works together with the metallic structure was basically completed, and significant progress was made on the electrical and mechanical assembly works. As of December 31, 2020, the Group has a debt balance net of advance payments of 675,987. In 2021, the commissioning of the plant is expected to be completed during the second quarter of that fiscal year.
As of December 31, 2020, the committed balance is USD 1.4 million, EUR 0.4 million and $ 285.2 million.